EXHIBIT 11

                                    AGREEMENT

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Amendment No. 3 to Statement on
Schedule 13D to which this Agreement is attached as Exhibit 11 is filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Dated:    March 1, 2000


                                OCCIDENTAL PETROLEUM CORPORATION


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Treasurer


                                OCCIDENTAL PETROLEUM INVESTMENT CO.


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Assistant Treasurer


                                OCCIDENTAL CHEMICAL HOLDING CORPORATION


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Assistant
                                           Treasurer


                                OXY CHEMICAL CORPORATION


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Treasurer

                               Page 16 of 17 Pages
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                                OXY CH CORPORATION


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Treasurer


                                OCCIDENTAL CHEMICAL CORPORATION


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Treasurer


                                OCCIDENTAL OIL AND GAS HOLDING CORPORATION


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Treasurer


                                OXY USA INC.


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Vice President and Treasurer


                                OCCIDENTAL CHEMICAL INVESTMENT (CANADA) 1, INC.


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Assistant Treasurer


                                OCCIDENTAL CHEMICAL INVESTMENT (CANADA) 2, INC.


                                By:   James R. Havert
                                    -------------------
                                    Name:  James R. Havert
                                    Title: Assistant Treasurer

                               Page 17 of 17 Pages